UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 3, 2004

WESTLAKE CHEMICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-115790 (Commission File Number)	76-0346924 (I.R.S. Employer Identification No.)

2801 Post Oak Boulevard, Suite 600 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

Registrant’s telephone number, including area code: (713) 960-9111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On November 3, 2004, Westlake Chemical Corporation issued a press release announcing its 2004 third-quarter earnings. A copy of the press release is furnished with this Current Report as Exhibit 99.1 and is incorporated by reference herein.

     The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed by Westlake Chemical Corporation under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

     The following exhibit is furnished herewith:

99.1	Press release issued November 3, 2004 by Westlake Chemical Corporation regarding its earnings for the quarter and nine-month period ended September 30, 2004.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAKE CHEMICAL CORPORATION
By:	/s/ Albert Chao
Albert Chao
President and Chief Executive Officer

Date: November 3, 2004

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued November 3, 2004 by Westlake Chemical Corporation regarding its earnings for the quarter and nine-month period ended September 30, 2004.